SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                              January 26, 2000



                            THE COCA-COLA COMPANY
            (Exact name of Registrant as specified in its charter)



       Delaware                   001-02217             58-0628465
   (State or other               (Commission           (IRS Employer
     jurisdiction                File Number)        Identification No.)
   of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                        30313
    (Address of principal executive offices)         (Zip Code)


    Registrant's telephone number, including area code: (404)676-2121

Item 5.  Other Events

             On January 26, 2000, The Coca-Cola Company (the "Company") issued a press release announcing its financial results for the fourth quarter of 1999 and for the full fiscal year 1999. The press release is filed as Exhibit
        99.1 hereto and is incorporated herein by reference.

             On January 26, 2000, the Company also issued a press release announcing a major organizational realignment and reduction in the Company's workforce. The press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits

         (c)     Exhibits:

                  99.1 Press release of The Coca-Cola Company issued January 26, 2000: The Coca-Cola Company Announces Fourth Quarter and Full Year Volume and Earnings Per Share Results

                  99.2     Press release of The Coca-Cola Company
                           issued January 26, 2000:  The Coca-Cola
                           Company Announces Major Organizational
                           Realignment




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

                                   SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE COCA-COLA COMPANY
                                             (REGISTRANT)


Date:  January 26, 2000                 By:/s/ Gary P. Fayard
                                           ----------------------------
                                             Gary P. Fayard
                                             Senior Vice President and
                                             Chief Financial Officer

                                  Exhibit Index



 Exhibit No.
 -----------

    99.1        Press release of The Coca-Cola Company issued
                January 26, 2000: The Coca-Cola Company Announces Fourth Quarter and Full Year Volume and Earnings
                Per Share Results

    99.2        Press release of The Coca-Cola Company issued
                January 26, 2000: The Coca-Cola Company Announces
                Major Organizational Realignment